UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, American International Group, Inc. (“AIG”) held its Annual Meeting of Shareholders at which holders of AIG’s common stock, par value $2.50 per share, voted upon (i) the election of eleven nominees as directors until the next annual election and until their successors are duly elected and qualified; (ii) a non-binding advisory resolution to approve executive compensation; and (iii) the ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2018.

The shareholders elected all eleven director nominees presented, approved the non-binding advisory resolution to approve executive compensation, and ratified the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2018. The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	664,359,367	45,326,893	16,323,278	54,347,910
Brian Duperreault	722,069,331	3,297,073	643,134	54,347,910
John H. Fitzpatrick	708,981,097	718,055	16,310,386	54,347,910
William G. Jurgensen	706,346,864	3,334,911	16,327,763	54,347,910
Christopher S. Lynch	705,762,622	3,933,640	16,313,276	54,347,910
Henry S. Miller	706,385,134	3,308,598	16,315,806	54,347,910
Linda A. Mills	696,254,111	13,453,319	16,302,108	54,347,910
Suzanne Nora Johnson	686,673,458	23,028,213	16,307,867	54,347,910
Ronald A. Rittenmeyer	655,109,966	54,025,157	16,874,415	54,347,910
Douglas M. Steenland	684,554,531	24,584,841	16,870,166	54,347,910
Theresa M. Stone	708,863,886	812,958	16,332,694	54,347,910

	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve executive compensation	441,882,782	267,108,670	17,018,086	54,347,910
Ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2018	748,564,627	30,946,431	846,390	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: May 9, 2018	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary